UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PSYCHEMEDICS CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

On March 19, 2019, Psychemedics Corporation (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2019 Annual Meeting of Stockholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Stockholders to be held on May 3, 2019 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal 5 that is soliciting a non-binding, advisory vote from Company stockholders on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 5”). This Proposal 5 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this error. Other than the addition of this Proposal 5 to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds the Proposal 5, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT 2019 ANNUAL MEETING OF STOCKHOLDERS To Be Held Friday, May 3, 2019

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Psychemedics Corporation ( the “Company”, “we”, or “our”), dated March 19, 2019 (the “Proxy Statement”) for the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to, (i) add a new Proposal 5 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 5”) and (ii) update the Notice of the Annual Meeting to add the new Proposal 5 (the “Amended Notice”). This Supplement, along with the accompanying Amended Notice, contains additional information about the Annual Meeting, including any adjournments or postponements thereof. The Annual Meeting is being held at the Seaport Hotel, 200 Seaport Boulevard, Boston, MA 02210 on May 3, 2019, at 2:00 P.M. local time.

This Supplement relates to the new Proposal 5 to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously mailed to you. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. On March 25, 2019, we sent this Supplement, the Amended Notice of Annual Meeting attached hereto as Appendix A and the enclosed new proxy card to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 3, 2019.

This Supplement, the Proxy Statement, Proxy Card, as revised, and our Annual Report are available at http://www..psychemedics.com/proxy and at the “Investor Relations” section of our corporate website at http: www.psychemedics.com.

Additionally, you can find a copy of our Annual Report on Form 10-K on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Supplement relates to Proposal 5 that will be presented to stockholders at the Annual Meeting. Information regarding Proposals 1, 2, 3 and 4 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on March 19, 2019, and which was previously mailed to you.

Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and to also vote on Proposal 5.

Effect of Abstentions and Broker Non-Votes.

Shares of common stock present at the Annual Meeting but that abstain from voting on Proposal 5 are not treated as votes cast. Since a plurality of votes cast will be used to determine the results of the non-binding advisory vote, abstention will have no effect on the outcome of the vote on Proposal 5. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting. Broker non-votes (shares held by brokers, banks and other intermediaries that do not have discretionary authority to vote on any of the proposals on a matter and have not received voting instructions from their customers) will have no effect on the outcome of the vote, although they are counted towards establishing a quorum for the Annual Meeting. If you are a beneficial holder of our common stock and do not provide specific voting instructions to your broker, bank or other intermediary, the organization that holds your shares will not be authorized to vote on Proposal 5 or the other proposals, except for Proposal 3 - the ratification of BDO USA, LLP as our independent auditor. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Revocation of Proxies/Voting of Shares,

Any stockholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by submission of a later dated proxy. Stockholders entitled to vote at the Annual Meeting who attend may revoke any proxy previously granted and vote in person at the Annual Meeting by written ballot. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

If you have previously submitted voting instructions with respect to Proposals 1, 2, 3 and/or 4, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions, (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals 1, 2, 3 and 4 will result in the shares being voted on those matters as provided in the paragraph directly below and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

For stockholders of record, all shares represented by the proxies mailed to stockholders will be voted at the Annual Meeting in accordance with instructions given by the stockholders. If no choice is specified, the proxies will be voted FOR Proposal 1, the election of the five nominees named under “Election of Directors”, unless authority to do so is withheld with respect to one or more of the nominees, FOR Proposal 2 - approval, on an advisory and non-binding basis, of the compensation of the Company's named executive officers, FOR Proposal 3 - ratification of the Audit Committee’s appointment of BDO USA, LLP for the year ending December 31, 2019, FOR Proposal 4 - ratification of the amendment and restatement of the Company’s 2006 Incentive Plan, and on proposal 5 - “FOR” a frequency of every three years for future non-binding, advisory stockholder votes on the compensation paid to our named executive officers (except that shares will not be voted where the last proxy card received by the Company did not include this proposal);and (6) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting.

PROPOSAL 5: NON-BINDING, ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE

COMPANY’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, the Company is providing stockholders with a non-binding, advisory vote on the frequency with which the Company’s stockholders shall have the advisory, non-binding “say-on-pay” vote on compensation paid to our named executive officers provided for in Proposal 2, as set forth in the Proxy Statement.

Our stockholders voted on a similar proposal at our annual meeting of stockholders in 2013, with a majority of the votes cast voting to hold the say-on-pay vote every year. Since 2013, we have held the say-on-pay vote at every annual meeting, including this Annual Meeting.

After consideration of this proposal, the Compensation Committee has recommended to the Board of Directors that future advisory votes on executive compensation that occur every three years would be the most appropriate policy for Psychemedics Corporation at this time. Therefore, the Board recommends that you vote for future advisory votes on executive compensation to occur triennially. In coming to this decision, the Board recognized that our executive compensation programs are designed to promote a long-term alignment of pay and performance over multi-year periods. The Board believes that an advisory vote on a three-year cycle will provide shareholders and advisory firms sufficient time to evaluate the effectiveness of our executive compensation philosophy, policies and practices in the context of our long-term business results.

In addition, the Board believes that an annual vote on executive compensation will not allow sufficient time for shareholders to meaningfully evaluate any changes to our executive compensation policies and practices, including changes made in response to the outcome of a prior advisory vote on executive compensation. For example, if our evaluation of the executive compensation vote in May, 2019 causes us to make changes to our executive compensation program in January, 2020 (around the beginning of our fiscal year, when executive compensation decisions are customarily made by our Compensation Committee based on Company and individual performance during the previous fiscal year), those changes may only be in place for a few months before the next vote would take place in May, 2020. A triennial vote also provides the Company with additional time to engage with shareholders and meaningfully and thoughtfully respond to shareholders' views.

The Company is presenting this Proposal 5, which gives you as a stockholder the opportunity to inform the Company as to how often you wish us to include a proposal, similar to Proposal 2 above, in our proxy statement. In particular, we are asking whether the advisory vote should occur every year, every two years or every three years. The Company asks that you support a frequency period of every three years for future non-binding, advisory stockholder votes on the compensation paid to our named executive officers. Stockholders are being asked to vote on the following non-binding advisory resolution:

RESOLVED, that the frequency of once every one, two or three years that receives the highest number of votes cast for this non-binding advisory resolution will be considered to be the preferred frequency of the stockholders with which the Company is to hold future non-binding stockholder advisory votes on the compensation paid to our named executive officers set forth in the Company’s proxy statement.

Vote Required

As with your vote on Proposal 2, your vote on this Proposal 5 is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote in favor of one frequency over the other options, we will consider our stockholders’ sentiment and the Board will evaluate any appropriate next steps.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A RESOLUTION THAT PROVIDES FOR A FREQUENCY OF EVERY THREE YEARS FOR FUTURE NON-BINDING, ADVISORY STOCKHOLDER VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

Please note that if you have already voted your shares, we strongly encourage you to also vote on Proposal 5 which has been added for stockholders to consider and vote on at the Annual Meeting.

March 25, 2019

Important Notice Regarding Availability of Proxy Materials for the 2019

Annual Meeting of Stockholders to be Held on May 3, 2019

A copy of the Company’s Proxy Statement, this Proxy Statement Supplement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 may be obtained without charge by writing to the Company at Investor Relations, Psychemedics Corporation, 289 Great Road, Suite 200, Acton, Massachusetts 01720, or by viewing the “Investor Relations” section of the Company’s website at www.psychemedics.com.

Appendix A

PSYCHEMEDICS CORPORATION

289 Great Road, Suite 200

Acton, Massachusetts 01720

978-206-8220

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 25, 2019

THIS UPDATED NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders will continue to be held on May 3, 2019 at 2:00 P.M. at the Seaport Hotel, 200 Seaport Boulevard, Boston, MA 02210, for the following purposes, which now include a new Proposal 5, as more fully described in the proxy statement (the “Proxy Statement”) and the supplement to Proxy Statement:

1.	To elect directors of the Company for the ensuing year and until their respective successors are chosen and qualified;

2.	To conduct a non-binding advisory vote on the compensation of our named executive officers;

3.	To ratify the Audit Committee’s appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019;

4.	To consider and act upon a proposal to ratify an amendment and restatement of the Company’s 2006 Incentive Plan, including an increase in the number of authorized shares under the Plan;

5.	To conduct a non-binding advisory vote to determine the frequency of conducting future advisory votes on executive compensation; and

6.	To consider and act upon matters incidental to the foregoing and to transact such other business as may properly come before the Annual Meeting.

    The Board of Directors has fixed the close of business on March 8, 2019 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 3, 2019:  On March 19, 2019 we mailed to our stockholders our proxy statement, our Annual Report for 2018, and a proxy card. On or about March 25, 2019 we mailed a supplement to our Proxy Statement which included a paper copy of this updated Notice of Annual Meeting and a revised proxy card in order to provide for stockholders to vote at the Annual Meeting on proposal 5 that relates to a non-binding advisory vote on the frequency of the say-on-ay vote on the compensation paid to our named executive officers. The Proxy Statement, Proxy Statement Supplement, Annual Report and a revised proxy card, are also available on the Internet that you may download and print by going to www.psychemedics.com/proxy.

We encourage you to review all of the important information contained in the proxy materials contained herein or accessed on our website at www.psychemedics.com/proxy before voting.

By order of the Board of Directors,

Patrick J. Kinney, Jr.,
Secretary

Please fill in, date, sign and mail promptly the accompanying proxy in the return envelope furnished for that purpose, whether or not you plan to attend the Annual Meeting.

PSYCHEMEDICS
Superior Science. Superior Results.

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Voting Items

The Board of Directors recommends a vote FOR all of the following nominees:

1. Election of Directors:

Nominees:
01 - Raymond C. Kubacki
02 - A. Clinton Allen
03 - Harry Connick
04 - Walter S. Tomanson, Jr.
05 - Fred J. Weinert

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05
☐	☐	☐	☐	☐

The Board of Directors recommends a vote FOR the following item:

	For	Against	Abstain
2. Advisory vote on executive compensation.	☐	☐	☐

The Board of Directors recommends a vote FOR the following item:

	For	Against	Abstain
3. Ratification of the Appointment of BDO USA LLP.	☐	☐	☐

The Board of Directors recommends a vote FOR the following item:

The Board of Directors recommends you vote 3 YEARS on the following item (see Proxy Statement Supplement):

	1 Year	2 Years	3 Years	Abstain
5. Advisory vote on the frequency of holding an advisory vote on executive compensation.	☐	☐	☐	☐

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B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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02ZXLD

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted.

Then sign the card and return your proxy in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 3, 2019.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Psychemedics Corporation

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 3, 2019 FOR PSYCHEMEDICS CORPORATION. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PSYCHEMEDICS.COM/PROXY.

PROXY STATEMENT DATED MARCH 19, 2019
PROXY STATEMENT SUPPLEMENT DATED MARCH 25, 2019
ANNUAL REPORT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PSYCHEMEDICS
Superior Science. Superior Results.

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Proxy — Psychemedics Corporation

PROXY FOR 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 3, 2019
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond C. Kubacki, attorney of the undersigned (with full power of substitution), to vote for and in the name of the undersigned, at the 2019 Annual Meeting of Stockholders of Psychemedics Corporation (the "Company") to be held on Friday, May 3, 2019 at 2:00 p.m. at the Seaport Hotel, 200 Seaport Boulevard, Boston, MA 02210 and any adjournments thereof, according to the number of shares and as fully as the undersigned would be entitled to vote if personally present.

Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the Company's Proxy Statement dated March 19, 2019 as updated by a Proxy Statement Supplement dated March 25, 2019 and on such other matters as may properly come before the meeting. If no such instruction is given, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

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